                                                                  Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

      New York                                          13-2774727
      (Jurisdiction of incorporation                    (I.R.S. Employer
      or organization if not a U.S.                     Identification No.)
      national bank)

      452 Fifth Avenue, New York, NY                    10018-2706
      (212) 525-5600                                    (Zip Code)
      (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                TEKNI-PLEX, INC.*
               (Exact name of obligor as specified in its charter)

      Delaware                                          22-3286312
      (State or other jurisdiction                      (I.R.S. Employer
      of incorporation or organization)                 Identification No.)

      260 North Denton Tap Road
      Coppell, Texas                                    75019
      (972) 304-5077                                    (Zip Code)
      (Address of principal executive offices)


               12-3/4% Series B Senior Subordinated Notes due 2010
        Guarantees of 12-3/4% Series B Senior Subordinated Notes due 2010
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS


                                         State or Other
                                         Jurisdiction of       I.R.S. Employer
                                         Incorporation or       Identification
Name, Address and Telephone Number         Organization             Number
----------------------------------         ------------             ------

PureTec Corporation (1)                      Delaware             22-3376449
Plastic Specialties and Technologies,
 Inc. (1)                                    Delaware             22-2743384
Plastic Specialties and Technologies
 Investments, Inc. (1)                       Delaware             22-2663552
Burlington Resins, Inc. (1)                  Delaware             22-3334106
Pure Tech APR, Inc. (1)                      New York             11-3065942
Coast Recycling North, Inc. (1)              California           68-0200870
Distributors Recycling, Inc.                 New Jersey           22-2466975
REI Distributors, Inc. (1)                   New Jersey           22-2418824
Pure Tech Recycling of California (1)        California           77-0356589
Alumet Smelting Corp (1)                     New Jersey           22-2054447
Tri-Seal Holdings, Inc.   (1)                Delaware             52-2141575
Natvar Holdings, Inc. (1)                    Delaware             22-3703725
TPI Acquisition Subsidiary, Inc. (1)         Delaware             52-2340472
TP/Elm Acquisition Subsidiary, Inc. (1)      Delaware             71-0891561


(1) The address of these additional registrants is: 201 Industrial Parkway, Somerville, New Jersey 08876. The telephone number of each is (908) 722-4800.

                                    General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System,
            Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16. List of Exhibits

Exhibit

T1A(i)                 (1) Copy of the Organization Certificate of HSBC
                           Bank USA.

T1A(ii)                (1) Certificate of the State of New York Banking
                           Department dated December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                   Not applicable.

T1A(iv)                (3) Copy of the existing By-Laws of HSBC Bank USA as
                           amended on April 11, 2002.

T1A(v)                     Not applicable.

T1A(vi)                (2) Consent of HSBC Bank USA required by Section
                           321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2002), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                  Not applicable.

T1A(ix)                    Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 23rd day of October, 2002.

                                               HSBC BANK USA


                                               By:  /s/ Frank J. Godino
                                                    ----------------------------
                                                        Frank J.Godino
                                                        Vice President

                                                               EXHIBIT T1A (VII)

                                                             Board of Governors of the Federal Reserve System
                                                             OMB Number: 7100-0036
                                                             Federal Deposit Insurance Corporation
                                                             OMB Number: 3064-0052
                                                             Office of the Comptroller of the Currency
                                                             OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL           Expires March 31, 2004
-------------------------------------------------------------------------------------------------------------------
                                                             Please refer to page i,
                                                             Table of Contents, for
                                                             the required disclosure
                                                             of estimated burden.                         [1]
-------------------------------------------------------------------------------------------------------------------


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031


REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2002          (19980930)
                                                      ------------
                                                      (RCRI  9999)

This report is required by law; 12 U.S.C.Section 324 (State member banks); 12 U.S.C.Section 1817 (State nonmember banks); and 12 U.S.C.Section 161 (National banks).


NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,  Gerald A. Ronning, Executive VP & Controller
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

             8/15/02
-------------------------------------------------------------------------------
Date of Signature

-------------------------------------------------------------------------------

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

  /s/ Youssef Nasr
--------------------------------------------------------------------------------
Director (Trustee)

  /s/ Bernard J. Kennedy
--------------------------------------------------------------------------------
Director (Trustee)

  /s/ Sal H. Alfieri
--------------------------------------------------------------------------------
Director (Trustee)


--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation
      (EDS), by modem or computer diskette; or

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy f the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number           0   0    5   8   9
--------------------------------------------------------------------------------


http://WWW.BANKING.US.HSBC.COM
--------------------------------------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)


HSBC Bank USA
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

Buffalo
--------------------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                                              14203
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)                           ZIP Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                                                of  Buffalo
-------------------------------------------------------------------------
  Name of Bank                                                  City

in the state of New York, at the close of business June 30, 2002


ASSETS

                                                                                                            Thousands of dollars
Cash and balances due from depository institutions:

 a.  Non-interest-bearing balances currency and coin                                                         $      1,816,157
 b.  Interest-bearing balances                                                                                      1,658,723
   Held-to-maturity securities                                                                                      3,669,450
   Available-for-sale securities                                                                                   12,554,394
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                                   0
b. Securities purchased under agreements to resell                                                                  5,979,340
Loans and lease financing receivables:
   Loans and leases held for sale                                                                            $      2,553,658
   Loans and leases net of unearned income                                            $     39,015,047
   LESS: Allowance for loan and lease losses                                                   538,987
   Loans and lease, net of unearned income, allowance, and reserve                                           $     38,476,060
   Trading assets                                                                                                  11,359,431
   Premises and fixed assets                                                                                          737,811
Other real estate owned                                                                                                11,103
Investments in unconsolidated subsidiaries                                                                            246,227
Customers' liability to this bank on acceptances outstanding                                                           93,300
Intangible assets: Goodwill                                                                                         2,162,325
Intangible assets: Other intangible assets                                                                            479,872
Other assets                                                                                                        2,384,822
Total assets                                                                                                       84,182,673

LIABILITIES

Deposits:
   In domestic offices                                                                                             38,513,703
   Non-interest-bearing                                                                                             5,001,941
   Interest-bearing                                                                                                33,511,762
In foreign offices                                                                                                 17,807,757
   Non-interest-bearing                                                                        426,703
   Interest-bearing                                                                         17,381,054

Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                                     1,176,485
 b. Securities sold under agreements to repurchase                                                                    704,247
Trading Liabilities                                                                                                 6,301,519
Other borrowed money                                                                                                8,535,736
Bank's liability on acceptances                                                                                        93,300
Subordinated notes and debentures                                                                                   1,548,908
Other liabilities                                                                                                   2,440,222
Total liabilities                                                                                                  77,121,877
Minority Interests in consolidated Subsidiaries                                                                           172
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                              --
Common Stock                                                                                                          205,000
Surplus                                                                                                             6,440,465
Retained earnings                                                                                                     316,467
Accumulated other comprehensive income                                                                                 98,692
Other equity capital components                                                                                            --
Total equity capital                                                                                                7,060,624
Total liabilities, minority interests and equity capital                                                           84,182,673